SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2002


                             HAWAIIAN HOLDINGS, INC.
               (Exact name of registrant as specified in charter)


           DELAWARE                      1-31443                71-0879698
  (State or other jurisdiction   (Commission file number)     (IRS Employer
       of incorporation)                                  identification number)


           3375 KOAPAKA STREET, SUITE G-350                     96819-1869
                   HONOLULU, HAWAII                             (Zip code)
       (Address of principal executive offices)

       Registrant's telephone number, including area code: (808) 835-3700



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ITEM 5.  OTHER EVENTS

         On December 16, 2002, a news release was issued by Hawaiian Airlines, Inc., a wholly owned subsidiary of Hawaiian Holdings, Inc., announcing the appointment of Mark B. Dunkerley as President and Chief Operating Officer of Hawaiian Airlines, Inc., effective January 1, 2003. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits


   EXHIBIT NUMBER           DOCUMENT DESCRIPTION
   --------------           --------------------
        99.1          News release, dated December 16, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HAWAIIAN HOLDINGS, INC.


Date:  December 16, 2002               By:  /s/ Lyn Flanigan Anzai
                                           ------------------------------------
                                           Name:    Lyn Flanigan Anzai
                                           Title:   Vice President, General
                                                    Counsel and Corporate
                                                    Secretary

                                  EXHIBIT INDEX


   EXHIBIT NUMBER           DOCUMENT DESCRIPTION
   --------------           --------------------
        99.1          News release, dated December 16, 2002.